                                                                      Exhibit 14


                               POWERS OF ATTORNEY
                               ------------------

  We, the undersigned directors and officers of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Anne M. Goggin, Rodney J. Chandler, Maura A. Murphy, Marie C. Swift and H. James Wilson, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us and in our names and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Life Separate Account established by New England Life Insurance Company on January 31, 1983 as a unit investment trust under the Investment Company Act of 1940 and the variable life policies issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said Registration Statements and any and all amendments thereto.

  In addition, we, the undersigned directors and officers of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Anne M. Goggin, Rodney J. Chandler, Maura A. Murphy, Marie C. Swift and H. James Wilson, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us and in our names and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Annuity Separate Account established by New England Life Insurance Company on July 1, 1994 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said Registration Statements and any and all amendments thereto.

  Witness our hands on the date set forth below.

      Signature                       Title                        Date
      ---------                       -----                        ----
/s/ Robert A. Shafto      Chairman, President and Chief      November 20, 1996
------------------------         Executive Officer
Robert A. Shafto

Powers of Attorney
Page 2

/s/ Susan C. Crampton                  Director              November 20, 1996
----------------------------
Susan C. Crampton


                              Senior Vice President and      November 20, 1996
/s/ Chester R. Frost                  Treasurer,
----------------------------   Chief Accounting Officer
Chester R. Frost


/s/ Edward A. Fox                      Director              November 20, 1996
----------------------------
Edward A. Fox


/s/ George J. Goodman                  Director              November 20, 1996
----------------------------
George J. Goodman


/s/ Paul E. Gray                       Director              November 20, 1996
----------------------------
Paul E. Gray


/s/ Evelyn E. Handler                  Director              November 20, 1996
----------------------------
Evelyn E. Handler


/s/ Philip K. Howard                   Director              November 20, 1996
----------------------------
Philip K. Howard


/s/ Harry P. Kamen                     Director              November 20, 1996
----------------------------
Harry P. Kamen


/s/ Terence Lennon                     Director              November 20, 1996
----------------------------
Terence Lennon


/s/ Bernard A. Leventhal               Director              November 20, 1996
----------------------------
Bernard A. Leventhal


/s/ Thomas J. May                      Director              November 20, 1996
----------------------------
Thomas J. May


/s/ Roy W. Menninger, M.D.             Director              November 20, 1996
----------------------------
Roy W. Menninger, M.D.


Powers of Attorney
Page 3

/s/ Stewart G. Nagler                   Director             November 20, 1996
------------------------------
Stewart G. Nagler

                                     Executive Vice          November 20, 1996
/s/ Robert E. Schneider              President and
------------------------------  Chief Financial Officer
Robert E. Schneider

/s/ Rand N. Stowell                     Director             November 20, 1996
------------------------------
Rand N. Stowell

/s/ Alexander B. Trowbridge             Director             November 20, 1996
------------------------------
Alexander B. Trowbridge